Registration No. 333-217200
Filed Pursuant to Rule 433
Dated September 10, 2019

.@NYSE FANG+ Index on the move following earnings beat from $AAPL. $FNGU $FNGO $GNAF $FNGZ $FNGD https://www.microsectors.com/fang

.@NYSE FANG+ Index on the move following earnings beat from $AMZN. $FNGU $FNGO $GNAF $FNGZ $FNGD https://www.microsectors.com/fang

.@NYSE FANG+ Index on the move following earnings beat from $BABA. $FNGU $FNGO $GNAF $FNGZ $FNGD https://www.microsectors.com/fang

.@NYSE FANG+ Index on the move following earnings beat from $BIDU. $FNGU $FNGO $GNAF $FNGZ $FNGD https://www.microsectors.com/fang

.@NYSE FANG+ Index on the move following earnings beat from $FB. $FNGU $FNGO $GNAF $FNGZ $FNGD https://www.microsectors.com/fang

.@NYSE FANG+ Index on the move following earnings beat from $GOOGL. $FNGU $FNGO $GNAF $FNGZ $FNGD https://www.microsectors.com/fang

.@NYSE FANG+ Index on the move following earnings beat from $NFLX. $FNGU $FNGO $GNAF $FNGZ $FNGD https://www.microsectors.com/fang

.@NYSE FANG+ Index on the move following earnings beat from $NVDA. $FNGU $FNGO $GNAF $FNGZ $FNGD https://www.microsectors.com/fang

.@NYSE FANG+ Index on the move following earnings beat from $TSLA. $FNGU $FNGO $GNAF $FNGZ $FNGD https://www.microsectors.com/fang

.@NYSE FANG+ Index on the move following earnings beat from $TWTR. $FNGU $FNGO $GNAF $FNGZ $FNGD https://www.microsectors.com/fang

.@Solactive MicroSectors™ U.S. Big Banks Index on the move following earnings beat from $BAC. $BNKU $BNKO $KNAB $BNKZ $BNKD https://www.microsectors.com/bigbanks

.@Solactive MicroSectors™ U.S. Big Banks Index on the move following earnings beat from $BBT. $BNKU $BNKO $KNAB $BNKZ $BNKD https://www.microsectors.com/bigbanks

.@Solactive MicroSectors™ U.S. Big Banks Index on the move following earnings beat from $C. $BNKU $BNKO $KNAB $BNKZ $BNKD https://www.microsectors.com/bigbanks

.@Solactive MicroSectors™ U.S. Big Banks Index on the move following earnings beat from $GS. $BNKU $BNKO $KNAB $BNKZ $BNKD https://www.microsectors.com/bigbanks

.@Solactive MicroSectors™ U.S. Big Banks Index on the move following earnings beat from $JPM. $BNKU $BNKO $KNAB $BNKZ $BNKD https://www.microsectors.com/bigbanks

.@Solactive MicroSectors™ U.S. Big Banks Index on the move following earnings beat from $MS. $BNKU $BNKO $KNAB $BNKZ $BNKD https://www.microsectors.com/bigbanks

.@Solactive MicroSectors™ U.S. Big Banks Index on the move following earnings beat from $PNC. $BNKU $BNKO $KNAB $BNKZ $BNKD https://www.microsectors.com/bigbanks

.@Solactive MicroSectors™ U.S. Big Banks Index on the move following earnings beat from $SCHW. $BNKU $BNKO $KNAB $BNKZ $BNKD https://www.microsectors.com/bigbanks

.@Solactive MicroSectors™ U.S. Big Banks Index on the move following earnings beat from $USB. $BNKU $BNKO $KNAB $BNKZ $BNKD https://www.microsectors.com/bigbanks

.@Solactive MicroSectors™ U.S. Big Banks Index on the move following earnings beat from $WFC. $BNKU $BNKO $KNAB $BNKZ $BNKD https://www.microsectors.com/bigbanks

.@Solactive MicroSectors™ U.S. Big Oil Index on the move following earnings beat from $COP. $NRGU $NRGO $YGRN $NRGZ $NRGD https://www.microsectors.com/bigoil

.@Solactive MicroSectors™ U.S. Big Oil Index on the move following earnings beat from $CVX. $NRGU $NRGO $YGRN $NRGZ $NRGD https://www.microsectors.com/bigoil

.@Solactive MicroSectors™ U.S. Big Oil Index on the move following earnings beat from $EOG. $NRGU $NRGO $YGRN $NRGZ $NRGD https://www.microsectors.com/bigoil

.@Solactive MicroSectors™ U.S. Big Oil Index on the move following earnings beat from $HES. $NRGU $NRGO $YGRN $NRGZ $NRGD https://www.microsectors.com/bigoil

.@Solactive MicroSectors™ U.S. Big Oil Index on the move following earnings beat from $MPC. $NRGU $NRGO $YGRN $NRGZ $NRGD https://www.microsectors.com/bigoil

.@Solactive MicroSectors™ U.S. Big Oil Index on the move following earnings beat from $OXY. $NRGU $NRGO $YGRN $NRGZ $NRGD https://www.microsectors.com/bigoil

.@Solactive MicroSectors™ U.S. Big Oil Index on the move following earnings beat from $PSX. $NRGU $NRGO $YGRN $NRGZ $NRGD https://www.microsectors.com/bigoil

.@Solactive MicroSectors™ U.S. Big Oil Index on the move following earnings beat from $PXD. $NRGU $NRGO $YGRN $NRGZ $NRGD https://www.microsectors.com/bigoil

.@Solactive MicroSectors™ U.S. Big Oil Index on the move following earnings beat from $VLO. $NRGU $NRGO $YGRN $NRGZ $NRGD https://www.microsectors.com/bigoil

.@Solactive MicroSectors™ U.S. Big Oil Index on the move following earnings beat from $XOM. $NRGU $NRGO $YGRN $NRGZ $NRGD https://www.microsectors.com/bigoil

$AAPL earnings miss puts @NYSE FANG+ Index on the move. $FNGU $FNGO $GNAF $FNGZ $FNGD Learn more here: https://www.microsectors.com/fang

$AMZN earnings miss puts @NYSE FANG+ Index on the move. $FNGU $FNGO $GNAF $FNGZ $FNGD Learn more here: https://www.microsectors.com/fang

$BABA earnings miss puts @NYSE FANG+ Index on the move. $FNGU $FNGO $GNAF $FNGZ $FNGD Learn more here: https://www.microsectors.com/fang

$BIDU earnings miss puts @NYSE FANG+ Index on the move. $FNGU $FNGO $GNAF $FNGZ $FNGD Learn more here: https://www.microsectors.com/fang

$FB earnings miss puts @NYSE FANG+ Index on the move. $FNGU $FNGO $GNAF $FNGZ $FNGD Learn more here: https://www.microsectors.com/fang

$GOOGL earnings miss puts @NYSE FANG+ Index on the move. $FNGU $FNGO $GNAF $FNGZ $FNGD Learn more here: https://www.microsectors.com/fang

$NFLX earnings miss puts @NYSE FANG+ Index on the move. $FNGU $FNGO $GNAF $FNGZ $FNGD Learn more here: https://www.microsectors.com/fang

$NVDA earnings miss puts @NYSE FANG+ Index on the move. $FNGU $FNGO $GNAF $FNGZ $FNGD Learn more here: https://www.microsectors.com/fang

$TSLA earnings miss puts @NYSE FANG+ Index on the move. $FNGU $FNGO $GNAF $FNGZ $FNGD Learn more here: https://www.microsectors.com/fang

$TWTR earnings miss puts @NYSE FANG+ Index on the move. $FNGU $FNGO $GNAF $FNGZ $FNGD Learn more here: https://www.microsectors.com/fang

$BAC earnings miss puts @Solactive MicroSectors™ U.S. Big Banks Index on the move. $BNKU $BNKO $KNAB $BNKZ $BNKD Learn more here: https://www.microsectors.com/bigbanks

$BBT earnings miss puts @Solactive MicroSectors™ U.S. Big Banks Index on the move. $BNKU $BNKO $KNAB $BNKZ $BNKD Learn more here: https://www.microsectors.com/bigbanks

$C earnings miss puts @Solactive MicroSectors™ U.S. Big Banks Index on the move. $BNKU $BNKO $KNAB $BNKZ $BNKD Learn more here: https://www.microsectors.com/bigbanks

$GS earnings miss puts @Solactive MicroSectors™ U.S. Big Banks Index on the move. $BNKU $BNKO $KNAB $BNKZ $BNKD Learn more here: https://www.microsectors.com/bigbanks

$JPM earnings miss puts @Solactive MicroSectors™ U.S. Big Banks Index on the move. $BNKU $BNKO $KNAB $BNKZ $BNKD Learn more here: https://www.microsectors.com/bigbanks

$MS earnings miss puts @Solactive MicroSectors™ U.S. Big Banks Index on the move. $BNKU $BNKO $KNAB $BNKZ $BNKD Learn more here: https://www.microsectors.com/bigbanks

$PNC earnings miss puts @Solactive MicroSectors™ U.S. Big Banks Index on the move. $BNKU $BNKO $KNAB $BNKZ $BNKD Learn more here: https://www.microsectors.com/bigbanks

$SCHW earnings miss puts @Solactive MicroSectors™ U.S. Big Banks Index on the move. $BNKU $BNKO $KNAB $BNKZ $BNKD Learn more here: https://www.microsectors.com/bigbanks

$USB earnings miss puts @Solactive MicroSectors™ U.S. Big Banks Index on the move. $BNKU $BNKO $KNAB $BNKZ $BNKD Learn more here: https://www.microsectors.com/bigbanks

$WFC earnings miss puts @Solactive MicroSectors™ U.S. Big Banks Index on the move. $BNKU $BNKO $KNAB $BNKZ $BNKD Learn more here: https://www.microsectors.com/bigbanks

$COP earnings miss puts @Solactive MicroSectors™ U.S. Big Oil Index on the move. $NRGU $NRGO $YGRN $NRGZ $NRGD Learn more here: https://www.microsectors.com/bigoil

$CVX earnings miss puts @Solactive MicroSectors™ U.S. Big Oil Index on the move. $NRGU $NRGO $YGRN $NRGZ $NRGD Learn more here: https://www.microsectors.com/bigoil

$EOG earnings miss puts @Solactive MicroSectors™ U.S. Big Oil Index on the move. $NRGU $NRGO $YGRN $NRGZ $NRGD Learn more here: https://www.microsectors.com/bigoil

$HES earnings miss puts @Solactive MicroSectors™ U.S. Big Oil Index on the move. $NRGU $NRGO $YGRN $NRGZ $NRGD Learn more here: https://www.microsectors.com/bigoil

$MPC earnings miss puts @Solactive MicroSectors™ U.S. Big Oil Index on the move. $NRGU $NRGO $YGRN $NRGZ $NRGD Learn more here: https://www.microsectors.com/bigoil

$OXY earnings miss puts @Solactive MicroSectors™ U.S. Big Oil Index on the move. $NRGU $NRGO $YGRN $NRGZ $NRGD Learn more here: https://www.microsectors.com/bigoil

$PSX earnings miss puts @Solactive MicroSectors™ U.S. Big Oil Index on the move. $NRGU $NRGO $YGRN $NRGZ $NRGD Learn more here: https://www.microsectors.com/bigoil

$PXD earnings miss puts @Solactive MicroSectors™ U.S. Big Oil Index on the move. $NRGU $NRGO $YGRN $NRGZ $NRGD Learn more here: https://www.microsectors.com/bigoil

$VLO earnings miss puts @Solactive MicroSectors™ U.S. Big Oil Index on the move. $NRGU $NRGO $YGRN $NRGZ $NRGD Learn more here: https://www.microsectors.com/bigoil

$XOM earnings miss puts @Solactive MicroSectors™ U.S. Big Oil Index on the move. $NRGU $NRGO $YGRN $NRGZ $NRGD Learn more here: https://www.microsectors.com/bigoil

.@NYSE FANG+ Index on the move following top & bottom line beats from $AAPL. $FNGU $FNGO $GNAF $FNGZ $FNGD https://www.microsectors.com/fang

.@NYSE FANG+ Index on the move following top & bottom line beats from $AMZN. $FNGU $FNGO $GNAF $FNGZ $FNGD https://www.microsectors.com/fang

.@NYSE FANG+ Index on the move following top & bottom line beats from $BABA. $FNGU $FNGO $GNAF $FNGZ $FNGD https://www.microsectors.com/fang

.@NYSE FANG+ Index on the move following top & bottom line beats from $BIDU. $FNGU $FNGO $GNAF $FNGZ $FNGD https://www.microsectors.com/fang

.@NYSE FANG+ Index on the move following top & bottom line beats from $FB. $FNGU $FNGO $GNAF $FNGZ $FNGD https://www.microsectors.com/fang

.@NYSE FANG+ Index on the move following top & bottom line beats from $GOOGL. $FNGU $FNGO $GNAF $FNGZ $FNGD https://www.microsectors.com/fang

.@NYSE FANG+ Index on the move following top & bottom line beats from $NFLX. $FNGU $FNGO $GNAF $FNGZ $FNGD https://www.microsectors.com/fang

.@NYSE FANG+ Index on the move following top & bottom line beats from $NVDA. $FNGU $FNGO $GNAF $FNGZ $FNGD https://www.microsectors.com/fang

.@NYSE FANG+ Index on the move following top & bottom line beats from $TSLA. $FNGU $FNGO $GNAF $FNGZ $FNGD https://www.microsectors.com/fang

.@NYSE FANG+ Index on the move following top & bottom line beats from $TWTR. $FNGU $FNGO $GNAF $FNGZ $FNGD https://www.microsectors.com/fang

.@Solactive MicroSectors™ U.S. Big Banks Index on the move following top & bottom line beats from $BAC. $BNKU $BNKO $KNAB $BNKZ $BNKD https://www.microsectors.com/bigbanks

.@Solactive MicroSectors™ U.S. Big Banks Index on the move following top & bottom line beats from $BBT. $BNKU $BNKO $KNAB $BNKZ $BNKD https://www.microsectors.com/bigbanks

.@Solactive MicroSectors™ U.S. Big Banks Index on the move following top & bottom line beats from $C. $BNKU $BNKO $KNAB $BNKZ $BNKD https://www.microsectors.com/bigbanks

.@Solactive MicroSectors™ U.S. Big Banks Index on the move following top & bottom line beats from $GS. $BNKU $BNKO $KNAB $BNKZ $BNKD https://www.microsectors.com/bigbanks

.@Solactive MicroSectors™ U.S. Big Banks Index on the move following top & bottom line beats from $JPM. $BNKU $BNKO $KNAB $BNKZ $BNKD https://www.microsectors.com/bigbanks

.@Solactive MicroSectors™ U.S. Big Banks Index on the move following top & bottom line beats from $MS. $BNKU $BNKO $KNAB $BNKZ $BNKD https://www.microsectors.com/bigbanks

.@Solactive MicroSectors™ U.S. Big Banks Index on the move following top & bottom line beats from $PNC. $BNKU $BNKO $KNAB $BNKZ $BNKD https://www.microsectors.com/bigbanks

.@Solactive MicroSectors™ U.S. Big Banks Index on the move following top & bottom line beats from $SCHW. $BNKU $BNKO $KNAB $BNKZ $BNKD https://www.microsectors.com/bigbanks

.@Solactive MicroSectors™ U.S. Big Banks Index on the move following top & bottom line beats from $USB. $BNKU $BNKO $KNAB $BNKZ $BNKD https://www.microsectors.com/bigbanks

.@Solactive MicroSectors™ U.S. Big Banks Index on the move following top & bottom line beats from $WFC. $BNKU $BNKO $KNAB $BNKZ $BNKD https://www.microsectors.com/bigbanks

.@Solactive MicroSectors™ U.S. Big Oil Index on the move following top & bottom line beats from $COP. $NRGU $NRGO $YGRN $NRGZ $NRGD https://www.microsectors.com/bigoil

.@Solactive MicroSectors™ U.S. Big Oil Index on the move following top & bottom line beats from $CVX. $NRGU $NRGO $YGRN $NRGZ $NRGD https://www.microsectors.com/bigoil

.@Solactive MicroSectors™ U.S. Big Oil Index on the move following top & bottom line beats from $EOG. $NRGU $NRGO $YGRN $NRGZ $NRGD https://www.microsectors.com/bigoil

.@Solactive MicroSectors™ U.S. Big Oil Index on the move following top & bottom line beats from $HES. $NRGU $NRGO $YGRN $NRGZ $NRGD https://www.microsectors.com/bigoil

.@Solactive MicroSectors™ U.S. Big Oil Index on the move following top & bottom line beats from $MPC. $NRGU $NRGO $YGRN $NRGZ $NRGD https://www.microsectors.com/bigoil

.@Solactive MicroSectors™ U.S. Big Oil Index on the move following top & bottom line beats from $OXY. $NRGU $NRGO $YGRN $NRGZ $NRGD https://www.microsectors.com/bigoil

.@Solactive MicroSectors™ U.S. Big Oil Index on the move following top & bottom line beats from $PSX. $NRGU $NRGO $YGRN $NRGZ $NRGD https://www.microsectors.com/bigoil

.@Solactive MicroSectors™ U.S. Big Oil Index on the move following top & bottom line beats from $PXD. $NRGU $NRGO $YGRN $NRGZ $NRGD https://www.microsectors.com/bigoil

.@Solactive MicroSectors™ U.S. Big Oil Index on the move following top & bottom line beats from $VLO. $NRGU $NRGO $YGRN $NRGZ $NRGD https://www.microsectors.com/bigoil

.@Solactive MicroSectors™ U.S. Big Oil Index on the move following top & bottom line beats from $XOM. $NRGU $NRGO $YGRN $NRGZ $NRGD https://www.microsectors.com/bigoil

Long/short #BigTech? @NYSE FANG+ Index offers exposure to 10 of the industry leaders representing today’s global #Tech sector. $FNGU $FNGO $GNAF $FNGZ $FNGD https://www.microsectors.com/fang

Long/short #BigBanks? @Solactive MicroSectors™ U.S. Big Banks Index offers exposure to 10 of the largest U.S. Banks. $BNKU $BNKO $KNAB $BNKZ $BNKD https://www.microsectors.com/bigbanks

Long/short #BigOil? @Solactive MicroSectors™ U.S. Big Oil Index offers exposure to 10 of the largest U.S. Oil stocks. $NRGU $NRGO $YGRN $NRGZ $NRGD https://www.microsectors.com/bigoil

Long/short #BigTech? Target your trading with sector specific ETNs. 3x, 2x, -1x, -2x & -3x ETNs linked to the @NYSE FANG+ Index $FNGU $FNGO $GNAF $FNGZ $FNGD To learn more, visit https://www.microsectors.com/fang

Long/short #BigBanks? Target your trading with sector specific ETNs. 3x, 2x, -1x, -2x & -3x ETNs linked to the @Solactive MicroSectors™ U.S. Big Banks Index $BNKU $BNKO $KNAB $BNKZ $BNKD To learn more, visit https://www.microsectors.com/bigbanks

Long/short #BigOil? Target your trading with sector specific ETNs. 3x, 2x, -1x, -2x & -3x ETNs linked to the @Solactive MicroSectors™ U.S. Big Oil Index $NRGU $NRGO $YGRN $NRGZ $NRGD To learn more, visit https://www.microsectors.com/bigoil

Looking for Leverage? MicroSectors offers concentrated, sector specific 3x & 2x ETNs designed for #Bullish investors. To learn more, visit https://www.microsectors.com

Looking for Inverse? MicroSectors offers concentrated, sector specific -3x, -2x & -1x ETNs designed for #Bearish investors. To learn more, visit https://www.microsectors.com

Looking for Leveraged #Tech? MicroSectors offers 3x & 2x concentrated, Tech specific ETNs designed for #Bullish investors. $FNGU $FNGO To learn more, visit https://www.microsectors.com

Looking for Inverse #Tech? MicroSectors offers -3x, -2x & -1x concentrated, Tech specific ETNs designed for #Bearish investors. $FNGD $FNGZ $GNAF To learn more, visit https://www.microsectors.com

Looking for Leveraged #Banks? MicroSectors offers 3x &2x concentrated exposure to just the biggest 10 Banks in U.S. designed for #Bullish investors. $BNKU $BNKO To learn more, visit https://www.microsectors.com

Looking for Inverse #Banks? MicroSectors offers -3x, -2x & -1x concentrated exposure to just the 10 biggest Banks in U.S. designed for #Bearish investors. $BNKD $BNKZ $KNAB To learn more, visit https://www.microsectors.com

Looking for Leveraged #Oil stocks? MicroSectors offers 3x & 2x concentrated exposure to just the 10 biggest Oil stocks in U.S. designed for #Bullish investors. $NRGU $NRGO To learn more, visit https://www.microsectors.com

Looking for Leveraged #Oil stocks? MicroSectors offers -3x, -2x & -1x concentrated exposure to just the 10 biggest Oil stocks in U.S. designed for #Bearish investors. $NRGD $NRGZ $YGRN To learn more, visit https://www.microsectors.com

Bank of Montreal, the issuer of the ETNs, has filed a registration statement (including a pricing supplement, prospectus supplement and prospectus) with the SEC for each of the ETN offerings to which this communication relates. Before you invest, you should read those documents and the other documents that Bank of Montreal has filed with the SEC for more complete information about Bank of Montreal and these offerings. You may obtain these documents free of charge by visiting the SEC's website at www.sec.gov. Alternatively, Bank of Montreal will arrange to send to you these documents if you request by calling our agent tollfree at 1-877-369-5412.